UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

AMC Networks Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35106	27-5403694
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

11 Penn Plaza, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 324-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Correction to Definitive Proxy Statement

The proxy statement of AMC Networks Inc. (the “Company”), dated April 28, 2016, includes a proposal to adopt the Company’s 2016 Employee Stock Plan and includes a copy of the proposed plan as Appendix A. In Section 5 of Appendix A (page A-4), the number of authorized shares is incorrectly stated as 7,000,000. The correct number is 6,000,000. The correct number is used in all other places in the proxy statement. A full copy of the corrected plan is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Item

99.1	AMC Networks Inc. 2016 Employee Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.

Date: May 26, 2016	By:	/s/ Anne G. Kelly
Anne G. Kelly
Senior Vice President and Secretary